Exhibit 23.1


                INDEPENDENT AUDITORS' CONSENT


As independent public accountants, we hereby consent to the use of our report and all references to our firm included in or made a part of this Form S-8 registration statement.


Baltimore, Maryland                /s/ARTHUR ANDERSEN LLP
October 5, 1998




BAODOCS1/0063069.01